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                                   EXHIBIT 25





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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ----------------



                                    FORM T-1



             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) X
                                                      ---
                                ----------------


                      MANUFACTURERS & TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)


                 NEW YORK                                  16-0538020
       (Jurisdiction if incorporation                  (I.R.S. employer
   or organization if not a national bank)             identification No.)

                One M&T Plaza
              Buffalo, New York                           14240-2399
   (Address of principal executive offices)               (Zip Code)

                               -------------------


                                   TELMARK INC
               (Exact name of obligor as specified in its charter)

              NEW YORK                                     16-0907546
   (State or other jurisdiction of                       (I.R.S. employer
    incorporation or organization)                      identification No.)

       333 Butternut Drive
         Dewitt, New York                                  13214
   (Address of principal executive offices)              (Zip Code)

                                ----------------


                             SUBORDINATED DEBENTURES
                         (Title of indenture securities)

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ITEM      1.      GENERAL INFORMATION

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

                  Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045.

                  Federal Deposit Insurance Corporation, Washington, D.C. 20429.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM     2.       AFFILIATIONS WITH OBLIGOR

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

[Items 3 though 15 omitted pursuant to General Instruction B to Form T-1]




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ITEM     16.      LIST OF EXHIBITS

                  Exhibit A.  Organization Certificate of the Trustee as now  in
                              effect   (incorporated   herein  by  reference  to
                              Exhibit 1, Form T-1, Registration Statement No. 33-7309).

                  Exhibit B.  Certificate   of   Authority  of  the  Trustee to
                              commence   business    (incorporated   herein   by
                              reference  to  Exhibit  2, Form T-1,  Registration
                              Statement No. 33-7309).

                  Exhibit C.  Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

                  Exhibit D.  Existing  By-Laws  of  the  Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).
                  Exhibit E.  Not Applicable.

                  Exhibit F.  Consent   of  the  Trustee (incorporated herein by
                              reference  to  Exhibit  6. Form T-1,  Registration
                              Statement No. 33-7309).

                  Exhibit G.  Report of Condition of the Trustee.*

                  Exhibit H.  Not Applicable.

                  Exhibit I.  Not Applicable.

--------------------
*Filed Herewith

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers & Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 22nd day of August, 1997.

                                          MANUFACTURERS & TRADERS TRUST COMPANY

                                          By:        /s/ RUSSELL T. WHITLEY
                                             ----------------------------------
                                                       Russell T. Whitley
                                                    Assistant Vice President



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                      MANUFACTURERS & TRADERS TRUST COMPANY



CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                                         June 30
Dollars in thousands                                                                                        1997
-----------------------------------------------------------------------------------------------------------------

Assets                   Cash and due from banks                                                     $    399,075
                         Money-market assets                                                              214,889
                         Investment securities
                             Available for sale (cost: $1,453,571 on June 30, 1997)                     1,446,481
                             Held to maturity (market value: $89,502 on June 30, 1997)                     89,010
                             Other (market value: $56,965 on June 30, 1997)                                56,965
                                                                                                     ------------
                                 Total investment securities                                            1,592,456
                                                                                                     ------------
                         Loans and leases, net of unearned discount                                    10,504,602
                         Allowance for possible credit losses                                            (267,340)
                                                                                                     ------------
                             Loans and leases, net                                                     10,237,262
                         Other assets                                                                     426,345
                                                                                                     ------------
                             Total assets                                                            $ 12,870,027
-----------------------------------------------------------------------------------------------------------------
Liabilities              Deposits
                             Noninterest-bearing                                                     $  1,455,790
                             Interest-bearing                                                           9,374,417
                                                                                                     ------------
                                 Total deposits                                                        10,830,207
                         Short-term borrowings                                                            727,946
                         Accrued interest and other liabilities                                           212,018
                         Long-term borrowings                                                             177,919
                                                                                                     ------------
                             Total liabilities                                                         11,948,090
                                                                                                     ------------

Stockholder's equity                                                                                      921,937
                                                                                                     ------------
                             Total liabilities and stockholder's equity                              $ 12,870,027
                                                                                                     ------------
